Exhibit 10.38

English Translation of Chinese Language Agreement

SUPPLEMENTARY AGREEMENT

TO THE OPERATION AND MANAGEMENT AGREEMENT

This Supplementary Agreement to the Operation and Management Agreement (the “Agreement”) is entered into by and between the following parties in Suzhou, Jiangsu Province, the People’s Republic of China (the “PRC”) on October 30, 2008.

PARTIES:

Beijing Feijie Investment Co., Ltd. (the “Acquirer”)

Legal Representative: Qixian Kuang

Zhuqun Peng (the “Controlling Party”)

Identity Card No.: 320626197005208816

Each of the Acquirer and the Controlling Party constitutes a “Party,” and they are collectively referred to as the “Parties.”

RECITALS:

1. WHEREAS, the Parties entered into the Operation and Management Agreement on May 5, 2008 (the “Original Agreement”); and

3. WHEREAS, the Parties desire to amend and supplement the Original Agreement.

NOW, THEREFORE, the Parties hereby agree to the following:

ARTICLE 1 The Parties hereby agree and confirm that: (1) the “Company” in the Original Agreement shall mean Jiangsu Guanzhilin Mobile Phones Hypermarket Co., Ltd. (“Jiangsu Guanzhilin”), established by the Controlling Party and/or its Affiliates. The subsidiaries of Jiangsu Guanzhilin shall include the companies listed on Schedule 1 attached hereto and any future subsidiaries of the Company approved by the Acquirer (collectively, the “Subsidiaries”); (2) the “Company’s Business” in the Original Agreement shall be jointly developed and operated by Jiangsu Guanzhilin and each of the Subsidiaries. The business, finance, human resource and management of the Subsidiaries shall be incorporated into Jiangsu Guanzhilin’s operation and management system, the operating performance of the Subsidiaries shall be incorporated into Jiangsu Guanzhilin’s performance review system, and the financial condition of the Subsidiaries shall be audited and reviewed by the auditor agreed to by the Parties; (3) unless otherwise specified the terms stipulated in the Original Agreement with respect to “Company’s Business,” “Undisclosed Liabilities,” “Annualized Net Profits,” “Net Profits,” “Sales Support Income,” “Operating Profit Index Lockup Period,” “Operating Profit Index,” “Performance Reward,” “Financial Report,” “Affiliate” and any other similar terms shall be used to assess, examine, calculate and review the performance of Jiangsu Guanzhilin and the Subsidiaries as a whole (the aforesaid terms shall apply to Jiangsu Guanzhilin and the Subsidiaries as a whole unless the Acquirer agrees to adjust the applicability of such terms).

ARTICLE 2 Unless otherwise agreed to in writing by the Parties, Deloitte Touche Tohmatsu Certified Public Accountants Ltd. (“Deloitte”) shall be the auditor of the Jiangsu Guanzhilin and each of the Subsidiaries during the Operating Profit Index Lockup Period. The Controlling Party hereby agrees that it will assist Jiangsu Guanzhilin and each of the Subsidiaries with completing the reviews and audits conducted by Deloitte. The Controlling Party shall cause Jiangsu Guanzhilin and each of the Subsidiaries to cooperate fully with the audit and review process and, to allow for the timely issuance of each audit report or financial statement, to provide Deloitte with complete, accurate and true copies of all necessary data, documents and materials. Jiangsu Guanzhilin and the Acquirer shall jointly enter into a consulting agreement with Deloitte pursuant to which Deloitte will become the auditor responsible for auditing and reviewing the financial conditions for Jiangsu Guanzhilin and each of the Subsidiaries. All audit expenses shall be the responsibility of the Acquirer.

ARTICLE 3 The Parties hereby agree that Article 1.15(i) of the Original Agreement is hereby supplemented as follows: The Acquirer has been informed that the Controlling Party, the Transferors and the People’s Government of Muyang County, Jiangsu Province entered into an investment agreement on June 6, 2008 (the “Investment Agreement”). The tax return and any other preferential taxation treatment based on the Investment Agreement that Jiangsu Guanzhilin receives before the date of the annual audit report of the Audited Year shall be calculated to increase the Net Profit value according to Chinese accounting standards.

ARTICLE 4 The Parties hereby agree that Article 47 of the Original Agreement is hereby amended and restated in its entirety as follows:

“ARTICLE 47 The Company will prepare and furnish to the board of directors the Financial Report, including the balance sheet and statement of profit and loss (including separate Financial Reports for Jiangsu Guanzhilin and each of the Subsidiaries and a consolidated Financial Report for Jiangsu Guanzhilin and the Subsidiaries), pursuant to the following requirements. The Financial Report shall be jointly signed by the Acquirer and the financial personnel of Jiangsu Guanzhilin. However, the Acquirer may refuse to sign the Financial Report if Jiangsu Guanzhilin fails to prepare the Financial Report according to the requirements set forth by the Acquirer

47.1 The Financial Report for each calendar month shall be submitted to the board of directors on or before the 15th day of the following month;

47.2 The Financial Report for each quarter shall be submitted to the board of directors on or before the 15th day of the first month of the following quarter;

47.3 The Financial Report for each calendar year shall be submitted to the board of directors on or before March 31 of the following year; and

47.4 The audit report for each fiscal year (April 1 through and including March 31), prepared by an auditor agreed to by the Parties, shall be furnished to the board of directors on or before June 30 of the following year.”

ARTICLE 5 Except as specifically amended or supplemented hereby, all provisions of the Original Agreement are hereby ratified and shall remain in full force and effect.

ARTICLE 6 This Agreement shall be made and executed in duplicate, one for each party hereto and all counterparts have the same legal effect.

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Signature page to Supplementary Agreement to the Operation and Management Agreement

The Acquirer: Beijing Feijie Investment Co., Ltd

Signature/Seal:	/s/ Dongping Fei
Name of Authorized Representative: Dongping Fei

The Controlling Party: Zhuqun Peng

Signature/Seal:	/s/ Zhuqun Peng

Identity Card No.: 320626197005208816

SCHEDULE 1 LIST OF SUBSIDIARIES

S/N	Name	Registered Capital (RMB)	Business License No.	Name of Shareholders/ Percentage		Name of Legal Representative/ Person in Charge
1	Suzhou Industrial Park Guanzhilin Trading Co., Ltd.	5,000,000	320594000122529	Jiangsu Guanzhilin	100%	Yong Cheng
2	Wujiang Guanzhilin Mobile Phones Hypermarket Co., Ltd.	500,000	320584000190007	Jiangsu Guanzhilin	100%	Yong Lu
3	Taicang Guanzhilin Mobile Phones Hypermarket Co., Ltd.	510,000	320585000097744	Jiangsu Guanzhilin	100%	Jianming Lu
4	Kunshan Guanzhilin Mobile Phones Hypermarket Co., Ltd.	500,000	320583000267935	Jiangsu Guanzhilin	100%	Wei Xiang
5	Wuxi Guance Communication Equipment Co., Ltd.	510,000	320204000048778	Jiangsu Guanzhilin	100%	Weibing Xiao
6	Nanjing Guanzhilin Pengshi Mobile Phones Hypermarket Co., Ltd.	500,000	320103000166231	Jiangsu Guanzhilin	100%	Dahai Tao
7	Yangzhou Shenglin Guanzhilin Mobile Phones Hypermarket Co., Ltd.	510,000	321002000032510	Jiangsu Guanzhilin	100%	Jianrong Lu
8	Yancheng Guanzhilin Mobile Phones Hypermarket Co., Ltd.	500,000	320902000069582	Jiangsu Guanzhilin	100%	Bingqun Peng
9	Xuzhou New Guanzhilin Mobile Phones Hypermarket Co., Ltd.	5,000,000	320300000197242	Jiangsu Guanzhilin	100%	Zhonghua Peng
10	Nantong Guanzhilin Mobile Phones Hypermarket Co., Ltd.	500,000	320600000208873	Jiangsu Guanzhilin	100%	Yang Chen
11	Taizhou Hailing Guanzhilin Mobile Phones Hypermarket Co., Ltd.	510,000	321202000050451	Jiangsu Guanzhilin	100%	Laisheng Chen
12	Heze Guanzhilin Communication Equipment Co., Ltd.	510,000	371700200003056	Jiangsu Guanzhilin	100%	Hui Rong
13	Zaozhuang Guanzhilin Communication Equipment Co., Ltd.	510,000	370400200002671	Jiangsu Guanzhilin	100%	Yehou Zhu
14	Jining Guanzhilin Mobile Phones Hypermarket Co., Ltd.	500,000	370802200002046	Jiangsu Guanzhilin	100%	Ping Huang
15	Dongying Guanzhilin Mobile Phones Hypermarket Co., Ltd.	500,000	370502200005890	Jiangsu Guanzhilin	100%	Xinhua Cheng
16	Binzhou Guanzhilin Communication Equipment Co., Ltd.	500,000	371600200004448	Jiangsu Guanzhilin	100%	Wensheng Chen
17	Zibo Yanglin Guanzhilin Mobile Phones Hypermarket Co., Ltd.	500,000	3703032806363	Jiangsu Guanzhilin	100%	Guangquan Chen
18	Jiangsu Guanzhilin Mobile Phones Hypermarket Rizhao Co., Ltd.	500,000	371102000000086	Jiangsu Guanzhilin	100%	Jinzhong Yao

S/N	Name	Registered Capital (RMB)	Business License No.	Name of Shareholders/ Percentage		Name of Legal Representative/ Person in Charge
19	Tai’an Xinxin Guanzhilin Mobile Phones Hypermarket Co., Ltd.	500,000	370902200003617	Jiangsu Guanzhilin	100%	Sujuan Huang
20	Dezhou New Guanzhilin Mobile Phones Hypermarket Co., Ltd.	500,000	371400200002073	Jiangsu Guanzhilin	100%	Jiming Su
21	Weifang Yuandu Guanzhilin Mobile Phones Hypermarket Co., Ltd.	500,000	370705000000118	Jiangsu Guanzhilin	100%	Shuzhi Zhang
22	Shandong Guanzhilin Mobile Phones Hypermarket Co., Ltd.	5,000,000	370000200004012	Jiangsu Guanzhilin	100%	Weixing Gao
23	Qingdao Yanglin Guanzhilin Mobile Phones Hypermarket Co., Ltd.	500,000	370203230009499	Jiangsu Guanzhilin	100%	Qun Jiang
24	Shanxi Guanzhilin Mobile Phones Hypermarket Co., Ltd.	5,000,000	140100207201767	Jiangsu Guanzhilin	100%	Yongwen Peng
25	Datong Guanzhilin Commercial Trading Co., Ltd.	500,000	140200110002259	Jiangsu Guanzhilin	100%	Libing Zhu
26	Shanghai Guanzhilin Communication Equipment Co., Ltd.	5,000,000	310104000417648	Jiangsu Guanzhilin	100%	Lei Bao
27	Changshu Guanzhilin Mobile Phones Hypermarket Co., Ltd.	510,000	320581000180303	Jiangsu Guanzhilin	100%	Yuan Luo
28	Gansu Guanzhilin Communication Equipment Co., Ltd.	2,000,000	620000000005369	Jiangsu Guanzhilin	100%	Chundong Peng

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